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                                                                    EXHIBIT 99.3

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
              PRO FORMA COMBINED BALANCE SHEET AS OF JUNE 30, 1999
                 For The Twelve Months Ended December 31, 1998
                                 (In Thousands)



                                                                                       Adjustments
                                                                ------------------------------------------------------
                                                                  Properties Sold     Mountaineer       Sale of Six
                                                                During the Six Months  and Fairgrounds    Southwestern      1998
REVENUES                                                 1998     Ended June 30, 1999    Mall Sales          Malls        Pro Forma
                                                       -------  ---------------------  --------------      -----------  ------------
Rents                                                  $320,592         $ 37,951         $  9,980           $ 37,094     $ 235,567
Interest - Mortgage loans                                 1,211                                                              1,211
         - Short-term investments                         1,337                                                              1,337
         - Investments                                      302                                                                302
  Joint venture income and fees                             501                                                                501
  Other                                                     583                                                                583
                                                        -------          -------          -------            -------       -------
                                                        324,526           37,951            9,980             37,094       239,501
                                                        -------          -------          -------            -------       -------
EXPENSES
  Property operating                                    223,667           13,746            2,775             11,434       195,712
  Real estate taxes                                      12,453            3,458            1,376              1,965         5,654
  Depreciation and amortization                          33,389            9,163            2,597              4,374        17,255
  Interest-  Mortgages                                   29,032            3,719              318             13,732        11,263
                   Senior notes                           5,856            4,765                                             1,091
                   Bank loans                            12,214            6,696                                             5,518
                   Notes payable                          3,757            3,249              508                                -
  General and administrative                             37,577              561                                            37,016
  Litigation and proxy expenses                           4,848                                                              4,848
  Foreign currency loss                                   2,198                                                              2,198
  Unrealized loss on carrying value of assets                                                                                    -
   identified for disposition and impaired assets        51,000                                               (9,000)       60,000

                                                        -------          -------          -------            -------       -------
                                                        415,991           45,357            7,574             22,505       340,555
                                                        -------          -------          -------            -------       -------

NET LOSS BEFORE PREFERRED DIVIDEND,
     EXTRAORDINARY LOSS AND  CAPITAL GAINS              (91,465)        $  7,406         $ (2,406)          $(14,589)    $(101,054)

Preferred dividend                                       (2,999)                                                            (2,999)

Net loss applicable to shares of beneficial interest    -------                                                            -------
     before extraordinary loss and capital gains        (94,464)                                                         $(104,053)
Per share data                                          =======                                                            =======

NET LOSS APPLICABLE TO SHARES OF BENEFICIAL INTEREST
     BEFORE EXTRAORDINARY LOSS AND CAPITAL GAINS,
     BASIC AND DILUTED                                 $  (3.07)                                                           $ (3.38)
                                                        =======                                                            =======

Adjusted shares of beneficial interest, basic            30,772                                                             30,772
Adjusted shares of beneficial interest, diluted          31,015                                                             31,015
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        The accompanying notes are an integral part of these statements.